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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: June 27, 1997
                 Date of earliest event reported: June 13, 1997





                       CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




        Colorado                    0-20999                       84-1058165
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(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)


 4720 Polaris Street, Las Vegas, Nevada                              89103
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:        (702) 891-5255
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

On June 13, 1997, Gary L. Killoran resigned as a Director and Executive Officer of the Registrant and from similar positions with affiliates of the Registrant. Mr. Killoran cites resigning for personal reasons in his letter of resignation. Mr. Killoran will provide consulting services to the Registrant.

The Registrant accepted the resignation of Mr. Killoran. Mr. Jan S. Zwaik, Chief Operating Officer, will act as Chief Financial Officer until the position is filled. Mr. Zwaik has previously held the positions of Chief Financial Officer for Lin Broadcasting's Cellular Division and Chief Financial Officer for Swiss American Securities, Inc. Mr. Zwaik was appointed as a Director to the Registrant's Board of Directors on June 16, 1997.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHADMOORE WIRELESS GROUP, INC.



                                           By: /s/ Robert W.  Moore
                                           -----------------------------------
                                           Robert W. Moore, President

Date:    June 27, 1997